UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 20, 2009

SureWest Communications

(Exact name of registrant as specified in its charter)

California	000-29660	68-0365195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8150 Industrial Avenue, Roseville, California		95678
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (916) 772-2000

200 Vernon Street, Roseville, California 95678

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

SureWest Communications (the “Company”) is providing this voluntary disclosure of updated historical interim information to provide enhanced transparency for the accounting presentation of the various transactions that the Company has entered into over the last two years that may cause results reported under generally accepted accounting principles to not be necessarily indicative of future results.  This updated historical interim information includes the Company’s acquisition of Everest Broadband, Inc. (“Everest”), the discontinued operations relating to its sale of the Company’s wireless assets and the discontinued operations relating to the execution of a definitive purchase agreement to sell certain wireless telecommunication towers and all related assets and liabilities (“Tower Assets”), all of which have been reported on Form 8-K on April 28, 2008, May 9, 2008 and October 14, 2008, respectively.

The information previously reported for the fiscal year ended December 31, 2007 has been updated to provide supplemental quarterly pro forma statements of operations information for all or each of the 2007 interim periods and for the interim periods ended March 31, 2008, June 30, 2008 and September 30, 2008, as applicable.

Item 9.01 Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.

The information previously reported in connection with the Amended Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 28, 2008 related to the Company’s acquisition of Everest; to include the pro forma financial information as required under Item 9.01 (b) and related exhibits under Item 9.01 (d), for the fiscal year ended December 31, 2007 has been updated to provide supplemental quarterly pro forma statements of operations information for the 2007 interim periods and the interim period ended March 31, 2008.

The following unaudited pro forma condensed combined financial statements of the Company are attached hereto as Exhibit 99.1 and are incorporated by reference in its entirety herein:

(i)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2008.

(ii)

Unaudited pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.

(iii)	Notes to unaudited pro forma condensed combined financial statements.

The following unaudited quarterly pro forma selected financial results (on a pro forma consolidated and a pro forma segment basis) and unaudited quarterly pro forma selected operating metrics for each of the Company’s reportable segments is attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety herein:

(i)

Unaudited pro forma selected financial results (on a pro forma consolidated and a pro forma segment basis) for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.

(ii)

Unaudited pro forma selected operating metrics for each of the Company’s reportable segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.

(d)                                 Exhibits.

The following are filed as exhibits to this report:

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements.

99.2

Unaudited pro forma selected financial results (on a pro forma consolidated and a pro forma segment basis) and unaudited pro forma selected operating metrics for each of the Company’s reportable segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUREWEST COMMUNICATIONS

	By:	/s/ Dan T. Bessey
Dan T. Bessey Vice President and Chief Financial Officer

Date: February 20, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial statements.

99.2

Unaudited pro forma selected financial results (on a pro forma consolidated and a pro forma segment basis) and unaudited pro forma selected operating metrics for each of the Company’s reportable segments for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, June 30, 2008 and September 30, 2008.